                               FOURTH AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Fourth Amendment to Warehousing Credit and Security Agreement (this "Amendment"), is entered into as of the 31st day of May, 2000, by and between HANOVER CAPITAL MORTGAGE HOLDINGS, INC., a Maryland corporation ("Company"), HANOVER CAPITAL PARTNERS, LTD., a New York corporation ("HCP")(the Company and HCP herein collectively called "Original Borrowers"), and HANOVER QRS-2 98-B, INC., a Delaware corporation ("QRS-2"), HANOVER SPC-A, INC., a Delaware corporation ("SPC"), and HANOVER CAPITAL REPO CORP., a Delaware corporation ("Repo")( QRS-2, SPC, and Repo herein collectively referred to as the "New Borrowers", and Original Borrowers and New Borrowers herein collectively referred to as the "Borrowers"); and BANK UNITED, a federal savings bank ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Warehousing Credit and Security Agreement (Single-Family Mortgage Loans) (the "Credit Agreement") dated effective as of April 30, 1999, by and between Original Borrowers and Lender, as the same has been or may be amended or supplemented from time to time.

     Section 1. RECITALS. The Borrowers and Lender desire to amend the Credit Agreement, subject to the terms and conditions of this Amendment. Therefore, The Company and Lender hereby agree as follows, intending to be legally bound:

     Section 2. AMENDMENTS. The Credit Agreement is hereby amended and supplemented as follows:

          (a) Section 1.1 of the Credit Agreement is hereby amended by the amendment or addition of the following definitions:

          "ADJUSTED TANGIBLE NET WORTH" shall mean, with respect to the Company at any date, the Tangible Net Worth of the Company at such date, minus the book value of any Non-Investment Grade Securities, minus the Net Equity in REMICs, plus 65% of the lesser of book value or market value (as determined by Lender or a third party acceptable to Lender, in Lender's sole discretion) of any Non-Investment Grade Securities as of such date, plus 65% of the Company's Net Equity in REMICs.

          "COMMITTED LINES OF CREDIT" shall mean lending arrangements wherein the lender is obligated to advance funds to the borrower upon borrower's compliance with the terms and conditions of the applicable credit documents.

          "REMICs" mean Real Estate Mortgage Investment Conduits.

          "NET EQUITY IN REMICS" means the book value of the REMICs held by the Borrower, less the non-recourse debt secured by such REMICs.

          "TANGIBLE NET WORTH" means, with respect to any Person at any date, the sum of the total shareholders' equity in such Person (including capital stock, additional paid-in capital, and retained earnings, but excluding treasury stock, if any), on a consolidated basis; less the aggregate book value of all intangible assets of such Person (as determined in accordance with GAAP), including without limitation, goodwill, trademarks, trade names, service marks, copyrights, patents, licenses, franchises, capitalized excess servicing fees, and Servicing Rights, and less deferred financing fees and all other intangible assets of any unconsolidated Subsidiary, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 5.3 hereof; provided that, for purposes of this Agreement there shall be excluded from total assets, advances or loans to shareholders, officers or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of such Person, and those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in the Audit Guide of Audit of Approved Non-Supervised Mortgagees," as in effect as of such date.

          "TERMINATION DATE" shall mean May 30, 2001, or such earlier date upon which Lender's obligation to fund shall be terminated pursuant to the terms of this Agreement.

          (b) Section 2.5(a) of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

               "(a) The outstanding unpaid principal amount of all advances shall be payable in full upon May 30, 2001."

          (c) Section 2.5 of the Credit Agreement is amended by the addition of the following subsection (d):

               "(d) With respect to Aged Mortgage Loans, the Company shall be obligated to pay to the Lender (and the Company authorizes the Lender to charge the Funding Account or any other accounts of the Company [excluding monies held by the Company in trust for third parties] in Lender's possession for the payment thereof) the principal payments in the amounts and on the dates specified below:

                    "(1) On the date an Eligible Mortgage Loan becomes an Aged
               Mortgage Loan, an amount equal to ten percent (10%) of the Par Value of such Aged Mortgage Loan;

                    "(2) On the date an Aged Mortgage Loan has been included in the Collateral for 270 days, an amount equal to any outstanding Advance against such Aged Mortgage Loan."

          (e) Section 7.5 of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

               "7.5. MINIMUM ADJUSTED TANGIBLE NET WORTH. Permit Adjusted Tangible Net Worth of the Company (and their Subsidiaries, on a consolidated basis) to be less than TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), computed as of the end of each calendar month."


          (f) Section 7.8 of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

               "7.8. MAXIMUM NON-INVESTMENT GRADE SECURITIES TO TANGIBLE NET WORTH RATIO. Permit the ratio of the book value of Non-Investment Grade Securities plus the Company's Net Equity in REMICs to Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to exceed 1.00:1.00 computed as of the end of each calendar month.

          (g) Section 7.20 of the Credit Agreement is deleted in its entirety, and the following is substituted therefor::

               "7.20. MAXIMUM MORTGAGE LOANS AND MORTGAGE-BACKED SECURITIES TO COMMITTED LINES OF CREDIT. Permit the ratio of the book value of Mortgage Loans plus the book value of Mortgage-backed Securities warehoused with any lender, to Company's Committed Lines of Credit, to exceed 1.00:1.00 whether or not such Mortgage Loans and Mortgage-backed Securities are financed under such Committed Lines of Credit."

          (h) The promissory note ("Credit Note") dated as of May 31, 2000, in the original principal amount of $50,000,000, executed by the Borrowers and payable to the order of Lender, is given to Lender in replacement of the promissory note dated March 28, 2000, in the original principal amount of $50,000,000, executed by the Borrowers and payable to the order of Lender (the "(3/2000 Note"), is given to Lender in replacement of the promissory note dated May 12, 1999, in the original principal amount of $50,000,000, executed by the Borrowers and payable to the order of Lender (the "5/99 Note"), which 5/99 Note was given to Lender in replacement of the promissory note dated April 30, 1999, in the original principal amount of $50,000,000, executed by the Original Borrowers and payable to the order of Lender (the "Original Note"), and not in novation or discharge thereof. The definition of the term "Note" in the Credit Agreement is hereby amended to mean the Credit Note and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

     Section 3. EXTENSION FEE. In consideration for Lender's agreement to extend the term of the Credit Agreement, and as a condition precedent to Lender's agreement to enter into this Fourth

Amendment, Borrowers agree to pay to Lender an extension fee equal to 0.25% of the Commitment, payable on the date hereof ($125,000.00).

     Section 4. REPRESENTATIONS. The Borrowers represent and warrant that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

     Section 5. CONTINUED FORCE AND EFFECT. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement," the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended hereby. Any reference in the other Loan Documents to the "Agreement," the "Line of Credit Agreement," "Warehouse Agreement," or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any references in the Credit Agreement or any of the Loan Documents to the Note, or the Credit Note shall be deemed to be references to the Credit Note.

     Section 6. REPRESENTATIONS AND RELEASE OF CLAIMS. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of the Borrowers or any third party to Lender, as evidenced by the Loan Documents. The Borrowers hereby acknowledge, agree, and represent that (i) the Borrowers are indebted to Lender pursuant to the terms of the Credit Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of the Borrowers to Lender under the Credit Note, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) the Borrowers have no claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of the Borrowers, as of the date hereof; (vi) the Borrowers promise to pay to the order of Lender the indebtedness evidenced by the Credit Note according to the terms thereof; and (vii) the Borrowers are not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by the any of the Borrowers of such Borrower's obligations under the terms and provisions of the Loan Documents. In consideration of the modification of certain provisions of the Loan Documents, all as herein provided, and the other benefits received by the Borrowers hereunder, the Borrowers hereby RELEASE, RELINQUISH and forever DISCHARGE Lender, its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Lender Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which the Borrowers have, or may have against Lender Released Parties, arising out of or with respect to any and all transactions relating to the Credit Agreement, the Original Note, the 5/99 Note, the 3/2000 Note, the Credit Note, and the other Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Lender Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims, any violation of the Texas Free Enterprise Antitrust Act or any violation of federal antitrust acts.

     Section 7. SEVERABILITY. In the event any one or more provisions contained in the Credit Agreement, this Amendment, or any of the Loan Documents should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

     Section 8. EXPENSES. The Borrowers agree to pay all out-of-pocket costs and expenses (including reasonable fees and expenses of legal counsel) of Lender in connection with the preparation, operation, administration and enforcement of this Amendment.

     Section 9. ACKNOWLEDGMENT. Except as amended hereby, the Borrowers ratify and confirm that the Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of the Borrowers under the Credit Note, the Credit Agreement, and all other Loan Documents, as modified hereby. Each of the undersigned officers of the Borrowers represent and warrant that his or her execution and delivery of this Amendment has been duly authorized, and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement and the First Amendment thereto, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

     Section 10. NO WAIVER. The Borrowers agree that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Lender, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

     Section 11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

     Section 12. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 13. NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT, THE CREDIT NOTE, AND THE OTHER LOAN DOCUMENTS, ALL AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

           THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         [SIGNATURES ON FOLLOWING PAGE]

     EXECUTED and effective as of the dates first written above.




                                        HANOVER SPC-A, INC.,
BORROWERS:                              a Delaware corporation

HANOVER CAPITAL MORTGAGE                By:________________________________
HOLDINGS, INC.,                         Name:______________________________
a Maryland corporation                  Title: ____________________________

By: _________________________________   HANOVER CAPITAL SPC, INC.,
                                        a Delaware corporation
Name:________________________________
Title: ______________________________   By: _______________________________
                                        Name:______________________________
                                        Title:_____________________________
HANOVER CAPITAL PARTNERS, LTD.,
a New York corporation                  HANOVER REPO CORP.,
                                        a Delaware corporation
By: _________________________________   By: _______________________________
Name:________________________________   Name:______________________________
Title: ______________________________   Title: ____________________________



HANOVER QRS-2 98-B, INC.,
a Delaware corporation
                                        LENDER:
By:__________________________________
Name:________________________________   BANK UNITED,
Title:_______________________________   a federal savings bank
                                        By: _______________________________
                                        Name:______________________________
                                        Title:_____________________________

                                 PROMISSORY NOTE


$50,000,000                      Houston, Texas               As of May 31, 2000
                         (Replaces March 28, 2000 Note)


     FOR VALUE RECEIVED, the undersigned, HANOVER CAPITAL MORTGAGE HOLDINGS, INC., a Maryland corporation, HANOVER CAPITAL PARTNERS, LTD., a New York corporation, HANOVER QRS-2 98-B, INC., a Delaware corporation, HANOVER SPC-A, INC., a Delaware corporation, HANOVER CAPITAL SPC, INC., a Delaware corporation, and HANOVER REPO CORP., a Delaware corporation (herein called the "Borrower"), hereby promise to pay to the order of BANK UNITED, a federal savings bank (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 3200 Southwest Freeway, Suite 2702, Houston, Texas 77027, ATTN: Mortgage Banker Finance, or at such other place as the Holder may designate from time to time, the principal sum of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement (the "Agreement") dated April 30, 1999, between Hanover Capital Mortgage Holdings, Inc., and Hanover Capital Partners, Ltd., and the Lender, as the same has been amended and supplemented or may be amended or supplemented from time to time, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given in replacement of that certain March 28, 2000, promissory note executed by Borrower and payable to the order of Lender, in the original principal amount of $50,000,000, which promissory note was given in replacement of that certain May 12, 1999, promissory note executed by Borrower and payable to the order of Lender, in the original principal amount of $50,000,000, which promissory note was given in replacement of that certain April 30, 1999, promissory note executed by Hanover Capital Mortgage Holdings, Inc., and Hanover Capital Partners, Ltd., and payable to the order of Lender, in the original principal amount of $50,000,000. This Note is given to evidence an actual warehouse line of credit in the above amount and is the Note referred to in the Agreement, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, required payments of principal and interest on this Note, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     The entire unpaid principal balance of this Note plus all accrued and unpaid interest shall be due and payable in full on May 30, 2001.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     This Note shall be construed and enforced in accordance with the laws of the State of Texas, without reference to its principles of conflicts of law, and applicable federal laws of the United States of America.

     This Note is secured by all security agreements, collateral assignments, deeds of trust and lien instruments executed by the Borrower in favor of Lender, or executed by any other Person as security for this Note, including any executed prior to, simultaneously with, or after the date of this Note and including, without limitation, the Security Documents.

     This Note is the joint and several obligation of the Borrower.

     The Borrower and any and each co-maker, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note expressly waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Collateral at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

     It is the intention of the parties hereto to conform strictly to usury laws applicable to the Lender. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America and the State of Texas), then, in that event, notwithstanding anything to the contrary herein or in the Agreement or in any other Loan Document or agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Lender that is contracted for, taken, reserved, charged, or received herein or under the Agreement or under any of the other aforesaid Loan Documents or agreements or otherwise in connection herewith shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required); and (ii) in the event that the maturity of this Note is accelerated by reason of an election of the required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in the Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required). Without limiting the foregoing, all calculations of the rate of interest taken, reserved, contracted for, charged, received or provided for under this Note or any of the Loan Documents which are made for the purpose of determining whether the interest rate exceeds the Maximum Rate shall be made, to the extent allowed by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time taken, reserved, contracted for, charged, received, or provided for under this Note or any of the Loan Documents. To the extent that the Texas Credit Title is relevant for purposes of determining the Maximum Rate, the Lender hereby elects to determine the applicable rate ceiling under such statute by the weekly rate ceiling from time to time in effect, subject to the Lender's right subsequently to change such method in accordance with applicable law.


HANOVER CAPITAL MORTGAGE,                  HANOVER CAPITAL PARTNERS,
INC.,  A MARYLAND CORPORATION              LTD.,  A NEW YORK CORPORATION

By:                                        By:
   ----------------------------------         -----------------------------
Title:                                     Title:
      -------------------------------            --------------------------
Name:                                      Name:
     --------------------------------           ---------------------------


HANOVER QRS-2 98-B, INC.,                   HANOVER REPO CORP.,
A DELAWARE CORPORATION                      A DELAWARE CORPORATION

By:                                        By:
   ----------------------------------         -----------------------------
Title:                                     Title:
      -------------------------------            --------------------------
Name:                                      Name:
     --------------------------------           ---------------------------


HANOVER SPC-A, INC.,                       HANOVER CAPITAL SPC, INC.,
A DELAWARE CORPORATION                     A DELAWARE CORPORATION

By:                                        By:
   ----------------------------------         -----------------------------
Title:                                     Title:
      -------------------------------            --------------------------
Name:                                      Name:
     --------------------------------           ---------------------------